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[KPMG LOGO]                                                        EXHIBIT 23(A)

The Board of Directors
Citizens, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Form S-3.

                                            /s/ KPMG Peat Marwick LLP
                                            KPMG PEAT MARWICK LLP

Dallas, Texas

September 22, 1995